Interpublic Group

THIRD QUARTER 2012 EARNINGS CONFERENCE CALL

October 26, 2012

Overview – Third Quarter 2012

- Organic revenue decrease was 0.9%, reflecting International +5.2% and U.S. (5.4%)
  - U.S. compares to 10% growth last year and includes impact of headwinds this year
- Operating income was $131 million compared with $173 million last year, with operating margin of 7.9% compared with 10.0% last year
- Diluted EPS was $0.15, compared with $0.16 last year ex-Facebook and $0.40 reported

See reconciliation of organic revenue change on page 17 and diluted EPS on page 20.

Operating Performance

	Three Months Ended September 30,	
	2012	2011
Revenue	$ 1,670.4	$ 1,726.5
Salaries and Related Expenses	1,064.3	1,088.0
Office and General Expenses	474.7	465.3
Operating Income	131.4	173.2
Interest Expense	(31.6)	(32.9)
Interest Income	6.7	9.7
Other Income, net	1.7	137.1
Income Before Income Taxes	108.2	287.1
Provision for Income Taxes	41.9	70.4
Equity in Net Income of Unconsolidated Affiliates	1.4	0.8
Net Income	67.7	217.5
Net Loss (Income) Attributable to Noncontrolling Interests	3.9	(6.5)
Net Income Attributable to IPG	71.6	211.0
Dividends on Preferred Stock	(2.9)	(2.9)
Net Income Available to IPG Common Stockholders	$ 68.7	$ 208.1
Earnings per Share Available to IPG Common Stockholders:		
Basic	$ 0.16	$ 0.45
Diluted	$ 0.15	$ 0.40
Weighted-Average Number of Common Shares Outstanding:		
Basic	431.3	464.7
Diluted	456.1	537.6
Dividends Declared per Common Share	$ 0.06	$ 0.06

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended $	Three Months Ended % Change	Nine Months Ended $	Nine Months Ended % Change
September 30, 2011	**$ 1,726.5**		**$ 4,942.0**	
Total change	(56.1)	(3.2%)	(49.1)	(1.0%)
Foreign currency	(54.6)	(3.1%)	(120.4)	(2.5%)
Net acquisitions/(divestitures)	14.3	0.8%	32.4	0.7%
Organic	(15.8)	(0.9%)	38.9	0.8%
September 30, 2012	**$ 1,670.4**		**$ 4,892.9**	

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2012	2011	Total	Organic	2012	2011	Total	Organic
IAN	$ 1,332.5	$ 1,432.7	(7.0%)	(4.0%)	$ 3,999.7	$ 4,140.3	(3.4%)	(1.1%)
CMG	$ 337.9	$ 293.8	15.0%	14.0%	$ 893.2	$ 801.7	11.4%	10.4%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe & Partners, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended September 30, 2012		Nine Months Ended September 30, 2012	
	Total	Organic	Total	Organic
United States	(5.5%)	(5.4%)	(2.7%)	(2.2%)
International	(0.2%)	5.2%	1.4%	4.8%
United Kingdom	24.0%	25.3%	11.6%	10.7%
Continental Europe	(11.7%)	(0.1%)	(10.8%)	(2.7%)
Asia Pacific	6.0%	5.3%	13.4%	11.7%
Latin America	(10.3%)	(0.1%)	2.4%	9.7%
All Other Markets	(6.3%)	(1.8%)	(7.2%)	(3.0%)
Worldwide	**(3.2%)**	**(0.9%)**	**(1.0%)**	**0.8%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 17 and 18.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q3-12
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
1.4%

See reconciliation on page 19.

Expenses

Salaries & Related								Change	
		2012		2011		$	Total	Organic
Three Months Ended September 30,	$	1,064.3	$	1,088.0	$	(23.7)	(2.2%)	(0.3%)
% of Revenue		*63.7%*		*63.0%*				
Three months severance	$	16.7	$	18.7	$	(2.0)	(10.7%)	
% of Revenue		*1.0%*		*1.1%*				
Nine Months Ended September 30,	$	3,258.1	$	3,263.8	$	(5.7)	(0.2%)	1.3%
% of Revenue		*66.6%*		*66.0%*				
Nine months severance	$	58.7	$	64.4	$	(5.7)	(8.9%)	
% of Revenue		*1.2%*		*1.3%*				

Office & General						Change		
		2012		2011		$	Total	Organic
Three Months Ended September 30,	$	474.7	$	465.3	$	9.4	2.0%	4.8%
% of Revenue		*28.4%*		*27.0%*				
Three months occupancy expense (ex-D&A)	$	120.2	$	128.1	$	(7.9)	(6.2%)	
% of Revenue		*7.2%*		*7.4%*				
Nine Months Ended September 30,	$	1,366.4	$	1,376.3	$	(9.9)	(0.7%)	1.0%
% of Revenue		*27.9%*		*27.8%*				
Nine months occupancy expense (ex-D&A)	$	363.0	$	381.1	$	(18.1)	(4.7%)	
% of Revenue		*7.4%*		*7.7%*				

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Operating Margin

Trailing Twelve Months


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q3-12
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.8%
9.4%

Balance Sheet – Current Portion

	September 30, 2012		December 31, 2011		September 30, 2011	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,187.3	$	2,302.7	$	1,785.0
Marketable securities		14.3		12.9		13.8
Restricted marketable securities [1]		94.7		0.0		0.0
Accounts receivable, net		3,839.9		4,425.4		3,654.4
Expenditures billable to clients		1,513.6		1,247.2		1,525.3
Other current assets		324.7		298.6		250.8
Total current assets	**$**	**6,974.5**	**$**	**8,286.8**	**$**	**7,229.3**
CURRENT LIABILITIES:						
Accounts payable	$	5,846.8	$	6,647.2	$	5,934.2
Accrued liabilities		650.0		827.1		624.0
Short-term borrowings		200.5		153.5		149.9
Current portion of long-term debt		217.1		404.8		408.5
Total current liabilities	**$**	**6,914.4**	**$**	**8,032.6**	**$**	**7,116.6**

[1] In the second quarter of 2012, Facebook completed an initial public offering and as a result our Facebook investment was reclassified to restricted marketable securities and adjusted to market value through stockholders' equity on our balance sheet.

IPG

($ in Millions)

Cash Flow

	Three Months Ended September 30, 2012	2011
NET INCOME	$ 68	$ 217
OPERATING ACTIVITIES		
Depreciation & amortization	47	46
Deferred taxes	11	61
Gain on sale of an investment	-	(132)
Other non-cash items	5	5
Change in working capital, net	(240)	(34)
Other non current assets & liabilities	5	(5)
Net cash (used in) provided by Operating Activities	**(104)**	**158**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(89)	(11)
Capital expenditures	(41)	(30)
Business & investment purchases/sales, net	(1)	135
Net cash (used in) provided by Investing Activities	**(131)**	**94**
FINANCING ACTIVITIES		
Purchase of long-term debt	-	(37)
Repurchase of common stock	(83)	(130)
Common stock dividends	(26)	(27)
Net increase in short-term bank borrowings	17	23
Acquisition related payments	(1)	(22)
Distributions to noncontrolling interests	(3)	(6)
Preferred stock dividends	(3)	(3)
Other financing activities	1	(1)
Net cash used in Financing Activities	**(98)**	**(203)**
Currency Effect	20	(74)
Decrease in Cash & S/T Marketable Securities	**$ (313)**	**$ (25)**

($ in Millions)

Total Debt (1)



$3,000
$2,500
$2,000
$1,500
$1,000
$2,349
$2,120
$1,947
$1,737
$1,769
$1,681
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
9/30/2012

(1) Includes current portion of long-term debt, short-term borrowings and long-term debt.

($ in Millions)

Summary

- Solid international growth despite uncertain environment
- Managing impact of top-line challenges this year and will cycle revenue headwinds by year-end
- Balance sheet continues as important source of value creation

Interpublic Group

Appendix

Operating Performance

	Nine Months Ended September 30,			
	2012		2011	
Revenue	$	4,892.9	$	4,942.0
Salaries and Related Expenses		3,258.1		3,263.8
Office and General Expenses		1,366.4		1,376.3
Operating Income		268.4		301.9
Interest Expense		(96.9)		(97.9)
Interest Income		21.4		27.7
Other Income, net		5.1		136.3
Income Before Income Taxes		198.0		368.0
Provision for Income Taxes		72.8		96.5
Equity in Net Income of Unconsolidated Affiliates		2.3		1.7
Net Income		127.5		273.2
Net Loss (Income) Attributable to Noncontrolling Interests		3.0		(2.8)
Net Income Attributable to IPG		130.5		270.4
Dividends on Preferred Stock		(8.7)		(8.7)
Net Income Available to IPG Common Stockholders	$	121.8	$	261.7
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.28	$	0.56
Diluted	$	0.27	$	0.50
Weighted-Average Number of Common Shares Outstanding:				
Basic		435.5		471.3
Diluted		469.7		527.8
Dividends Declared per Common Share	$	0.18	$	0.18

(Amounts in Millions, except per share amounts)

Cash Flow

	Nine Months Ended September 30, 2012	2011
NET INCOME	$ 128	$ 273
OPERATING ACTIVITIES		
Depreciation & amortization	147	145
Deferred taxes	(32)	25
Gain on sale of an investment	-	(132)
Other non-cash items	22	24
Change in working capital, net	(701)	(703)
Other non-current assets & liabilities	(9)	(76)
Net cash used in Operating Activities	**(445)**	**(444)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(141)	(50)
Capital expenditures	(99)	(83)
Business & investment purchases/sales, net	11	142
Net cash (used in) provided by Investing Activities	**(229)**	**9**
FINANCING ACTIVITIES		
Purchase of long-term debt	(401)	(38)
Proceeds from issuance of 4.00% Senior Notes due 2022	247	-
Repurchase of common stock	(201)	(269)
Common stock dividends	(78)	(84)
Net increase in short-term bank borrowings	46	48
Acquisition related payments	(36)	(70)
Distributions to noncontrolling interests	(12)	(17)
Preferred stock dividends	(9)	(9)
Other financing activities	5	16
Net cash used in Financing Activities	**(439)**	**(423)**
Currency Effect	(1)	(33)
Decrease in Cash & S/T Marketable Securities	**$ (1,114)**	**$ (891)**

($ in Millions)

Depreciation and Amortization

	2012				
	Q1	Q2	Q3		YTD 2012
Depreciation and amortization of fixed assets and intangible assets	$ 34.6	$ 36.8	$ 37.4		$ 108.8
Amortization of restricted stock and other non-cash compensation	16.7	12.7	8.3		37.7
Net amortization of bond (premiums) discounts and deferred financing costs	(1.7)	1.0	1.0		0.3

	2011				
	Q1	Q2	Q3	Q4	FY 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2	$ 41.4	$ 150.9
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6	9.6	51.7
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)	(2.4)	(8.7)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended September 30, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended September 30, 2012	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,432.7	$ (50.6)	$ 7.3	$ (56.9)	$ 1,332.5	(4.0%)	(7.0%)
CMG	293.8	(4.0)	7.0	41.1	337.9	14.0%	15.0%
Total	**$ 1,726.5**	**$ (54.6)**	**$ 14.3**	**$ (15.8)**	**$ 1,670.4**	**(0.9%)**	**(3.2%)**
Geographic							
United States	**$ 995.5**	**$ -**	**$ (1.0)**	**$ (54.0)**	**$ 940.5**	**(5.4%)**	**(5.5%)**
International	**731.0**	**(54.6)**	**15.3**	**38.2**	**729.9**	**5.2%**	**(0.2%)**
United Kingdom	120.0	(3.2)	1.7	30.3	148.8	25.3%	24.0%
Continental Europe	187.2	(22.3)	0.6	(0.2)	165.3	(0.1%)	(11.7%)
Asia Pacific	191.4	(7.0)	8.3	10.2	202.9	5.3%	6.0%
Latin America	119.9	(15.3)	3.0	(0.1)	107.5	(0.1%)	(10.3%)
All Other Markets	112.5	(6.8)	1.7	(2.0)	105.4	(1.8%)	(6.3%)
Worldwide	**$ 1,726.5**	**$ (54.6)**	**$ 14.3**	**$ (15.8)**	**$ 1,670.4**	**(0.9%)**	**(3.2%)**
Expenses							
Salaries & Related	$ 1,088.0	$ (33.8)	$ 13.7	$ (3.6)	$ 1,064.3	(0.3%)	(2.2%)
Office & General	465.3	(15.2)	2.4	22.2	474.7	4.8%	2.0%
Total	**$ 1,553.3**	**$ (49.0)**	**$ 16.1**	**$ 18.6**	**$ 1,539.0**	**1.2%**	**(0.9%)**

($ in Millions)

Reconciliation of Organic Measures

	Nine Months Ended September 30, 2011	Components of Change: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	Nine Months Ended September 30, 2012	Change: Organic	Total
Segment Revenue							
IAN	$ 4,140.3	$ (112.3)	$ 16.0	$ (44.3)	$ 3,999.7	(1.1%)	(3.4%)
CMG	801.7	(8.1)	16.4	83.2	893.2	10.4%	11.4%
Total	**$ 4,942.0**	**$ (120.4)**	**$ 32.4**	**$ 38.9**	**$ 4,892.9**	**0.8%**	**(1.0%)**
Geographic							
United States	**$ 2,848.6**	**$ -**	**$ (15.6)**	**$ (61.9)**	**$ 2,771.1**	**(2.2%)**	**(2.7%)**
International	**2,093.4**	**(120.4)**	**48.0**	**100.8**	**2,121.8**	**4.8%**	**1.4%**
United Kingdom	359.1	(8.7)	11.9	38.4	400.7	10.7%	11.6%
Continental Europe	609.2	(52.6)	2.9	(16.2)	543.3	(2.7%)	(10.8%)
Asia Pacific	515.8	(12.1)	20.9	60.2	584.8	11.7%	13.4%
Latin America	287.5	(28.7)	7.6	27.9	294.3	9.7%	2.4%
All Other Markets	321.8	(18.3)	4.7	(9.5)	298.7	(3.0%)	(7.2%)
Worldwide	**$ 4,942.0**	**$ (120.4)**	**$ 32.4**	**$ 38.9**	**$ 4,892.9**	**0.8%**	**(1.0%)**
Expenses							
Salaries & Related	$ 3,263.8	$ (77.3)	$ 28.5	$ 43.1	$ 3,258.1	1.3%	(0.2%)
Office & General	1,376.3	(34.9)	11.2	13.8	1,366.4	1.0%	(0.7%)
Total	**$ 4,640.1**	**$ (112.2)**	**$ 39.7**	**$ 56.9**	**$ 4,624.5**	**1.2%**	**(0.3%)**

	Trailing Twelve Months Ending September 30, 2011	Components of Change: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	Trailing Twelve Months Ending September 30, 2012	Change: Organic	Total
Expenses							
Salaries & Related	$ 4,403.4	$ (80.0)	$ 35.6	$ 37.4	$ 4,396.4	0.8%	(0.2%)
Office & General	1,911.2	(36.1)	11.8	28.5	1,915.4	1.5%	0.2%
Total	**$ 6,314.6**	**$ (116.1)**	**$ 47.4**	**$ 65.9**	**$ 6,311.8**	**1.0%**	**(0.0%)**

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of Change During the Period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5

($ in Millions)

Reconciliation of Facebook Transaction [(1)]

	Three Months Ended September 30, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 287.1	$ 132.2	$ 154.9
Provision for Income Taxes	(70.4)	(4.8)	(65.6)
Effective Tax Rate	*24.5%*		*42.3%*
Equity in Net Income of Unconsolidated Affiliates	0.8		0.8
Net Income Attributable to Noncontrolling Interests	(6.5)		(6.5)
Dividends on Preferred Stock	(2.9)		(2.9)
Net Income Available to IPG Common Stockholders - Basic	$ 208.1	$ 127.4	$ 80.7
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	0.4		0.4
Interest on 4.75% Notes	1.0		1.0
Preferred Stock Dividends	2.9		0.0
Net Income Available to IPG Common Stockholders - Diluted	$ 212.4		$ 82.1
Weighted-Average Number of Common Shares Outstanding - Basic	464.7		464.7
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	7.6		7.6
4.25% Notes	32.5		32.5
4.75% Notes	16.3		16.3
Preferred Stock Outstanding	16.5		0.0
Weighted-Average Number of Common Shares Outstanding - Diluted	537.6		521.1
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.45		$ 0.17
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.40		$ 0.16

(1) In August 2011, we sold approximately half of our holdings in our Facebook investment.

($ in Millions)

Reconciliation of Facebook Transaction (1)

	Nine Months Ended September 30, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 368.0	$ 132.2	$ 235.8
Provision for Income Taxes	(96.5)	(4.8)	(91.7)
Effective Tax Rate	*26.2%*		*38.9%*
Equity in Net Income of Unconsolidated Affiliates	1.7		1.7
Net Income Attributable to Noncontrolling Interests	(2.8)		(2.8)
Dividends on Preferred Stock	(8.7)		(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 261.7	$ 127.4	$ 134.3
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	1.0		1.0
Interest on 4.75% Notes	3.1		3.1
Net Income Available to IPG Common Stockholders - Diluted	$ 265.8		$ 138.4
Weighted-Average Number of Common Shares Outstanding - Basic	471.3		471.3
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	7.7		7.7
4.25% Notes	32.5		32.5
4.75% Notes	16.3		16.3
Weighted-Average Number of Common Shares Outstanding - Diluted	527.8		527.8
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.56		$ 0.28
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.50		$ 0.26

(1) In August 2011, we sold approximately half of our holdings in our Facebook investment.

IPG

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
SALARIES & RELATED	Trailing Twelve Months
(% of revenue)	Base, Benefits & Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL	Trailing Twelve Months
(% of revenue)	Professional Fees
	Occupancy Expense (ex-D&A)
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Available Liquidity
	$1.0 Billion 5-Year Credit Facility Covenants

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
66.0%
64.0%
62.0%
60.0%
63.4%
62.8%
63.1%
9/30/2011
12/31/2011
9/30/2012

Salaries & Related Expenses (% of Revenue)

Three and Nine Months Ended September 30


Base, Benefits & Tax
65.0%
60.0%
55.0%
50.0%
45.0%
53.8%
51.5%
55.5%
54.3%
Three Months
Nine Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
2.3%
4.1%
3.3%
4.0%
Three Months
Nine Months
Severance Expense
2.0%
1.0%
0.0%
1.0%
1.1%
1.2%
1.3%
Three Months
Nine Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
3.8%
3.7%
3.8%
3.9%
Three Months
Nine Months
2012
2011

"All Other Salaries & Related," not shown, was 2.8% and 2.6% for the three months ended September 30, 2012 and 2011, respectively, and 2.8% and 2.5% for the nine months ended September 30, 2012 and 2011, respectively.

IPG

Office & General Expenses



% of Revenue, Trailing Twelve Months
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
27.5%
27.4%
27.5%
9/30/2011
12/31/2011
9/30/2012

Office & General Expenses (% of Revenue)

Three and Nine Months Ended September 30



Professional Fees
3.0%
2.0%
1.0%
1.5% 1.5%
1.7% 1.7%
Three Months
Nine Months
Occupancy Expense (ex-D&A)
9.0%
8.0%
7.0%
6.0%
5.0%
7.2% 7.4%
7.4% 7.7%
Three Months
Nine Months
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
3.6% 3.5%
3.9% 3.8%
Three Months
Nine Months
All Other O&G
18.0%
16.0%
14.0%
12.0%
16.1% 14.6%
14.9% 14.6%
Three Months
Nine Months
2012
2011

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairment and other expenses.

IPG

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$985
$1,799
$984
$2,316
$984
$1,587
$983
$1,515
$984
$1,202
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants [1]

Covenants	Last Twelve Months Ending September 30, 2012
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	7.72x
II. Leverage Ratio (not greater than):	2.75x
Actual Leverage Ratio:	1.97x

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending September 30, 2012
Interest Expense:	$135.8
- Interest income	31.5
- Other	5.6
+ Preferred stock dividends	11.6
Net interest expense as defined:	$110.3

EBITDA Reconciliation	Last Twelve Months Ending September 30, 2012
Operating Income:	$653.6
+ Depreciation and amortization	197.6
+ Other non-cash charges	0.2
EBITDA as defined:	$851.4

(1) Facility is undrawn as of September 30, 2012.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.